EXHIBIT 99.1

                              SIGNATURES FOR FORM 4
                              ---------------------


                                    DESIGNATED REPORTING PERSON:

                                    ASP GT HOLDING CORP.

                                    By: /s/ Eric L. Schondorf
                                        ---------------------------------------
                                    Name: Eric L. Schondorf
                                    Title: Vice President
                                    Date: October 30, 2009


                                    JOINT FILERS:

                                    ASP GT ACQUISITION CORP.

                                    By: /s/ Eric L. Schondorf
                                        ---------------------------------------
                                    Name: Eric L. Schondorf
                                    Title: Vice President
                                    Date: October 30, 2009


                                    AMERICAN SECURITIES PARTNERS V, L.P.

                                    By: American Securities Associates V, LLC,
                                        its general partner

                                    By: /s/ David L. Horing
                                        ---------------------------------------
                                    Name: David L. Horing
                                    Title: Managing Member
                                    Date: October 30, 2009


                                    AMERICAN SECURITIES PARTNERS V(B), L.P.

                                    By: American Securities Associates V, LLC,
                                        its general partner

                                    By: /s/ David L. Horing
                                        ---------------------------------------
                                    Name: David L. Horing
                                    Title: Managing Member
                                    Date: October 30, 2009


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                                    AMERICAN SECURITIES PARTNERS V(C), L.P.

                                    By: American Securities Associates V, LLC,
                                        its general partner

                                    By: /s/ David L. Horing
                                        ---------------------------------------
                                    Name: David L. Horing
                                    Title: Managing Member
                                    Date: October 30, 2009


                                    AMERICAN SECURITIES ASSOCIATES V, LLC

                                    By: /s/ David L. Horing
                                        ---------------------------------------
                                    Name: David L. Horing
                                    Title: Managing Member
                                    Date: October 30, 2009


                                    AMERICAN SECURITIES LLC

                                    By: /s/ Eric L. Schondorf
                                        ---------------------------------------
                                    Name: Eric L. Schondorf
                                    Title: General Counsel
                                    Date: October 30, 2009